UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2016

WESTERN ASSET

CORPORATE LOAN

FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

Fund name change

Prior to April 1, 2016, the Fund was known as LMP Corporate Loan Fund Inc. The individuals providing portfolio management services have not changed and will continue to manage and execute the Fund’s investment program, which remains unchanged.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

Effective April 1, 2016, pursuant to a new subadvisory agreement, Western Asset Management Company began serving as subadviser for the Fund, providing day-to-day management services. The Fund’s current investment manager, Legg Mason Partners Fund Advisor, LLC continues to provide administrative and certain oversight services. The individuals providing portfolio management services have not changed and will continue to manage and execute the Fund’s investment program, which remains unchanged. The management fee paid by the Fund for investment management services will also remain unchanged.

In addition, effective April 1, 2016, the Fund changed its name from LMP Corporate Loan Fund Inc. to Western Asset Corporate Loan Fund Inc. The Fund’s shares continue to trade under its existing New York Stock Exchange symbol “TLI”. For more information, please consult the Fund’s website at www.lmcef.com.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Corporate Loan Fund Inc.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 29, 2016

Western Asset Corporate Loan Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended March 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s initial reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.5%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in March 2016, unemployment was 5.0%, close to its lowest level since February 2008.

IV	Western Asset Corporate Loan Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2016?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.64%. Its low for the period was 0.57% on October 14, 2015, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.73%. The yield on the ten-year Treasury note began the period at 2.06%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.63% occurred on February 11, 2016. The yield on the ten-year Treasury note ended the period at 1.78%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, returned 2.44% during the six months ended March 31, 2016.

Performance review

For the six months ended March 31, 2016, Western Asset Corporate Loan Fund Inc. returned -4.22% based on its net asset value (“NAV”)v and -0.69% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Indexvi and the Lipper Loan Participation Closed-End Funds Category Averagevii returned -0.39% and -1.70%, respectively, for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of March 31, 2016, the Fund estimates that all of the distributions were

Western Asset Corporate Loan Fund Inc.	V

Investment commentary (cont’d)

sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$10.80 (NAV)	-4.22	%†
$9.76 (Market Price)	-0.69	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 29, 2016

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

VI	Western Asset Corporate Loan Fund Inc.

related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions, which could increase volatility. High-yield lower-rated securities (commonly known as “junk bonds”), involve greater credit and liquidity risks than investment grade securities. The Fund is non-diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

Western Asset Corporate Loan Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2016 and September 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2016

Total Spread Duration
TLI	— 2.64 years
Benchmark	— 2.61 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
HY	— High Yield

2	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2016

Total Effective Duration
TLI	— 0.50 years
Benchmark	— 0.13 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
HY	— High Yield

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans(a)(b) — 125.0%
Basic Industry — 4.1%
Atlas Iron Ltd., Term Loan B	8.750%	12/10/17	$1,884,291	$254,379	(c)
Bowie Resource Holdings LLC, First Lien Term Loan	6.750%	8/14/20	735,201	661,681
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	643,500	109,395	*(d)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	833,557	706,440
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	1,033,320	534,743
NewPage Corp., DIP Term Loan	11.000%	7/26/17	545,832	477,603
NewPage Corp., DIP Term Loan	—	7/28/17	6,883	6,883	(e)(f)
NewPage Corp., Term Loan	9.500%	2/11/21	1,853,531	312,783	*(d)
Phibro Animal Health Corp., Term Loan B	4.000%	4/16/21	589,500	583,237
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	437,118	263,364
Xerium Technologies Inc., USD First Lien Term Loan B	6.250%	5/17/19	492,418	481,338
Total Basic Industry				4,391,846
Capital Goods — 9.8%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	584,731	584,487
BE Aerospace Inc., 2014 Term Loan B	4.000%	12/16/21	487,855	489,926
BWAY Holding Co. Inc., New Term Loan B	5.500-7.000%	8/14/20	1,311,513	1,275,446
Consolidated Container Co., LLC, New Second Lien Term Loan B	7.750%	1/3/20	250,000	196,250
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	1,958,170	1,806,412
Exopack Holdings SA, 2015 Term Loan B1	4.500%	5/8/19	670,947	657,528
GYP Holdings III Corp., First Lien Term Loan	4.750%	4/1/21	949,303	903,025
LS Newco Pty Ltd., USD Term Loan B	5.500%	5/21/22	254,375	254,057
Printpack Holdings Inc., Term Loan	6.000%	5/28/20	1,041,450	1,036,243
STS Operating Inc., Term Loan	4.750%	2/12/21	568,400	494,508
Waste Industries USA Inc., New Term Loan B	4.250%	2/27/20	1,485,000	1,493,353
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	492,500	428,475
WP CPP Holdings LLC, Term Loan B3	4.500%	12/28/19	950,630	879,333
Total Capital Goods				10,499,043
Communications — 10.3%
Altice Financing SA, USD Term Loan	5.250%	2/4/22	794,000	793,752
CCO Safari III LLC, Term Loan I	3.500%	1/24/23	720,000	721,736
Checkout Holding Corp., First Lien Term Loan	4.500%	4/9/21	265,275	227,694
InfoGroup Inc., New Term Loan	7.000%	5/26/18	937,354	874,082
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	966,171	903,672
Level 3 Financing Inc., 2013 Term Loan B	4.000%	1/15/20	310,000	311,163
Level 3 Financing Inc., 2015 Term Loan B2	3.500%	5/31/22	440,000	439,771
Level 3 Financing Inc., New 2019 Term Loan	4.000%	8/1/19	500,000	501,562

See Notes to Financial Statements.

4	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Communications — continued
McGraw-Hill Global Education Holdings LLC, 2015 Term Loan B	4.750-6.250%	3/22/19	$793,453	$790,230
NEP/NCP Holdco Inc., Incremental Term Loan	4.250%	1/22/20	939,516	872,184
Neptune Finco Corp., 2015 Term Loan B	5.000%	10/9/22	1,150,000	1,154,025
Rentpath Inc., First Lien Term Loan	6.250%	12/17/21	454,250	369,078
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	1,034,045	1,024,997
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	526,177	521,667
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	673,321	668,587
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	323,698	320,259
Ziggo Financing Partnership, USD Term Loan B2A	3.500-3.601%	1/15/22	202,383	200,233
Ziggo Financing Partnership, USD Term Loan B3	3.601%	1/15/22	343,919	340,265
Total Communications				11,034,957
Consumer Cyclical — 29.5%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	585,347	585,591
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	1,283,793	1,226,481
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	363,373	365,275
AP NMT Acquisition BV, USD First Lien Term Loan	6.750%	8/13/21	522,545	457,227
AP NMT Acquisition BV, USD Second Lien Term Loan	10.000%	8/13/22	50,000	35,750
Aristocrat Leisure Ltd., Term Loan B	4.750%	10/20/21	1,266,923	1,271,587
Bass Pro Group LLC, 2015 Term Loan	4.000%	6/5/20	495,000	477,675
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	627,642	618,227
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%	10/11/20	1,182,775	1,097,615
Caesars Growth Properties Holdings LLC, Term Loan	6.250%	5/8/21	496,609	408,461
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	984,208	983,901
CEC Entertainment Inc., Term Loan B	4.250%	2/14/21	1,016,260	990,536
CityCenter Holdings LLC, Term Loan B	4.250-5.750%	10/16/20	778,035	778,602
Crossmark Holdings Inc., First Lien Term Loan	4.500%	12/20/19	602,326	439,698
CS Intermediate Holdco 2 LLC, New Term Loan B	4.000%	4/4/21	353,700	351,379
CWGS Group LLC, Term Loan	5.750%	2/20/20	1,970,817	1,954,804
Dollar Tree Inc., Term Loan B1	3.500%	7/6/22	861,371	863,752
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	260,000	260,122
Equinox Holdings Inc., Repriced Term Loan B	5.000%	1/31/20	1,009,487	1,006,123
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	500,000	500,625
Fitness International LLC, Term Loan B	5.500%	7/1/20	1,840,353	1,780,542
Four Seasons Holdings Inc., New First Lien Term Loan	3.500%	6/27/20	200,469	199,550
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	358,093	358,630
J. Crew Group Inc., New Term Loan B	4.000%	3/5/21	848,714	666,417

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
KAR Auction Services Inc., Term Loan B3	4.250%	3/9/23	$430,000	$431,075
Kate Spade & Co., Term Loan B	4.000%	4/10/21	997,469	985,624
La Quinta Intermediate Holdings LLC, Term Loan B	3.750%	4/14/21	836,033	824,189
Landry’s Inc., Term Loan B	4.000%	4/24/18	1,366,732	1,363,657
LTF Merger Sub Inc., Term Loan B	4.250%	6/10/22	645,374	639,323
Match Group Inc., Term Loan B1	5.500%	11/16/22	296,250	297,176
Michaels Stores Inc., Incremental 2014 Term Loan B2	4.000%	1/28/20	223,154	223,642
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	810,025	809,434
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,139,892	1,105,339
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	328,697	311,577
Monitronics International Inc., Term Loan B1	4.500%	4/11/22	851,400	799,784
NCL Corp. Ltd., Term Loan B	4.000%	11/19/21	187,625	187,428
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	1,233,681	1,133,273
Petco Animal Supplies Inc., 2016 Term Loan B1	5.750%	1/26/23	380,000	379,644
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,064,425	1,061,365
Realogy Corp., New Term Loan B	3.750%	3/5/20	723,947	725,304
Staples Escrow LLC, 2016 Term Loan	4.750%	2/2/22	600,000	599,572
Station Casinos LLC, Term Loan B	4.250%	3/2/20	522,732	521,915
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	504,900	325,660
TransUnion LLC, Term Loan B2	3.500%	4/9/21	769,547	763,135
World Triathlon Corp., Term Loan	5.250%	6/26/21	472,216	461,591
Total Consumer Cyclical				31,628,277
Consumer Non-Cyclical — 31.1%
Access CIG LLC, First Lien Term Loan	6.000-7.500%	10/18/21	1,333,581	1,323,023
Acosta Holdco Inc., 2015 Term Loan	4.250%	9/26/21	707,430	694,165
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,200,000	1,196,250
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	492,366	493,290
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	1,707,100	1,668,690
Akorn Inc., Term Loan B	6.000%	4/16/21	967,428	966,218
Anchor Hocking LLC, Exit Term Loan	10.000%	6/4/18	440,076	408,170
BioScrip Inc., Delayed Draw Term Loan	6.500%	7/31/20	352,711	318,322	(e)
BioScrip Inc., Term Loan B	6.500%	7/31/20	587,852	530,536	(e)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	1,321,201	1,324,504
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	321,780	322,006
Convatec Inc., USD Term Loan	4.250%	6/15/20	1,362,974	1,359,566
CSM Bakery Solutions LLC, First Lien Term Loan	5.000%	7/3/20	1,246,079	1,215,706
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	1,090,000	994,625

See Notes to Financial Statements.

6	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Curo Health Services Holdings Inc., 2015 First Lien Term Loan	6.500%	2/7/22	$1,435,500	$1,424,135
DaVita HealthCare Partners Inc., Term Loan B	3.500%	6/24/21	491,250	492,862
DJO Finance LLC, 2015 Term Loan	4.250%	6/8/20	625,275	613,160
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	1,674,328	1,617,471
Envision Healthcare Corp., Initial Term Loan	4.250%	5/25/18	781,122	782,294
Greatbatch Ltd., Term Loan B	5.250%	10/27/22	550,000	550,258
Hearthside Group Holdings LLC, Term Loan	4.500%	6/2/21	324,225	319,362
Hill-Rom Holdings Inc., Term Loan B	3.500%	9/8/22	214,475	214,966
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	1,326,572	1,286,775
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	889,923	883,249
Jarden Corp., 2015 Term Loan B2	3.183%	7/30/22	159,200	159,240
KIK Custom Products Inc., 2015 Term Loan B	6.000%	8/26/22	625,855	600,821
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	1,101,675	963,966
Libbey Glass Inc., Term Loan B	3.750%	4/9/21	126,248	125,222
Maple Holdings Acquisition Corp., USD Term Loan B	5.250%	3/3/23	691,067	694,378
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	1,008,448	1,001,831
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	660,000	606,375
Radnet Management Inc., Term Loan B	4.250-5.750%	10/10/18	1,213,514	1,195,311
Select Medical Corp., Series F Term Loan B	6.000%	3/3/21	770,000	765,669
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	897,722	898,844
Shearer’s Foods Inc., First Lien Term Loan	4.938%	6/30/21	118,200	117,018
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	590,000	548,700
Spencer Gifts LLC, Term Loan B1	5.250%	6/29/22	446,625	404,196
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B	4.250%	5/15/22	626,850	619,014
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,442,773	1,399,490
Team Health Inc., 2015 Term Loan B	4.500%	11/23/22	379,050	379,287
Valeant Pharmaceuticals International Inc., Term Loan B F1	4.000%	4/1/22	1,618,058	1,531,593
Vizient Inc., First Lien Term Loan	6.250%	2/13/23	380,000	383,008
Total Consumer Non-Cyclical				33,393,566
Electric — 8.7%
Chief Power Finance LLC, Term Loan B	5.750%	12/31/20	1,297,865	1,103,185
EFS Cogen Holdings I LLC, Term Loan B	3.750%	12/17/20	193,339	190,922
EIF Channelview Cogeneration LLC, Term Loan B	4.250%	5/8/20	272,623	254,903
Empire Generating Co., LLC, Term Loan B	5.250%	3/14/21	910,557	783,079
Empire Generating Co., LLC, Term Loan C	5.250%	3/14/21	66,783	57,433

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Electric — continued
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	$1,650,000	$1,650,343
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	856,708	576,850
Green Energy Partners/Stonewall LLC, Term Loan B1	6.500%	11/13/21	500,000	470,000
La Frontera Generation LLC, Term Loan	4.500%	9/30/20	234,180	233,522
Panda Patriot LLC, Term Loan B1	6.750%	12/19/20	310,000	279,000
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	698,250	583,039
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	1,069,200	791,208
Terra-Gen Finance Co., LLC, Term Loan B	5.250%	12/9/21	342,060	289,040
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,066,083	1,038,099
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	1,034,884	1,003,838
Total Electric				9,304,461
Energy — 4.4%
EP Energy LLC, Term Loan B3	3.500%	5/24/18	1,000,000	670,000
Expro FinServices S.a r.l., Term Loan	5.750%	9/2/21	869,543	593,100
FTS International Inc., New Term Loan B	5.750%	4/16/21	398,364	55,107
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	510,000	367,200
Houston Fuel Oil Co., LLC, Term Loan B	4.250%	8/19/21	561,450	510,919
KCA Deutag U.S. Finance LLC, Term Loan	6.250%	5/15/20	1,198,650	800,099
Magnum Hunter Resources Inc., DIP Term Loan	9.000%	9/15/16	35,000	34,825	(c)
Magnum Hunter Resources Inc., DIP Term Loan 2	9.000%	9/15/16	80,000	79,600	(c)
Magnum Hunter Resources Inc., Second Lien Term Loan	10.000%	10/22/19	550,440	242,194	(c)
MEG Energy Corp., REFI Term Loan	3.750%	3/31/20	676,521	550,519
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	1,792,813	573,700
Paragon Offshore Finance Co., Term Loan B	5.250%	7/18/21	276,500	61,291
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	540,000	137,700	*(d)
Samson Investment Co., New Second Lien Term Loan	6.250%	9/25/18	1,000,000	17,500	*(d)
Total Energy				4,693,754
Financial Other — 1.9%
BATS Global Markets Inc., Term Loan B2	5.750%	1/31/20	402,606	401,600
Flying Fortress Inc., New Term Loan	3.500%	4/30/20	900,000	900,000
PGX Holdings Inc., First Lien Term Loan	5.750%	9/29/20	714,107	710,536
Total Financial Other				2,012,136
Industrial Other — 10.0%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/20/20	867,750	858,350
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	890,000	854,400
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	561,364	509,437
Gates Global Inc., Term Loan B	4.250%	7/6/21	613,445	580,089
Hilex Poly Co., LLC, Second Lien Term Loan	9.750%	5/22/22	360,000	338,400

See Notes to Financial Statements.

8	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Industrial Other — continued
Hilex Poly Co., LLC, Term Loan B	6.000%	12/5/21	$445,500	$445,500
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	765,748	759,048
Laureate Education Inc., Term Loan B	5.000%	6/15/18	2,189,479	1,899,373
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,010,910	854,219
Mirror Bidco Corp., New Term Loan	4.250%	12/28/19	1,030,901	1,023,599
Nord Anglia Education Finance LLC, Term Loan	5.000%	3/31/21	1,015,376	997,607
Numericable U.S. LLC, USD Term Loan B1	4.500%	5/21/20	800,893	796,610
Numericable U.S. LLC, USD Term Loan B2	4.500%	5/21/20	683,810	680,154
Southwire Co., Term Loan	3.250%	2/10/21	215,600	205,089
Total Industrial Other				10,801,875
Insurance — 0.9%
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	958,313	950,647
Property & Real Estate — 0.9%
Communications Sales & Leasing Inc., Term Loan B	5.000%	10/24/22	1,061,975	1,030,381
Technology — 7.6%
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/11/20	2,173,968	1,529,023
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	598,462	573,525
First Data Corp., Extended 2021 Term Loan	4.432%	3/24/21	500,000	499,407
First Data Corp., New 2018 Extended Term Loan	3.932%	3/24/18	1,009,104	1,008,401
First Data Corp., New 2018 Term Loan	3.932%	9/24/18	500,000	499,271
First Data Corp., USD 2016 Term Loan B	—	3/24/21	570,000	569,316	(e)
Ipreo Holdings LLC, New Term Loan B	4.000%	8/6/21	514,983	491,809
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	274,706	274,105
ON Semiconductor Corp., Term Loan B	—	3/31/23	490,000	491,715	(e)
Sophia LP, 2015 Term Loan B	4.750%	9/30/22	487,550	480,237
Western Digital Corp., USD Term Loan B	—	3/16/23	1,810,000	1,790,769	(e)
Total Technology				8,207,578
Transportation — 5.8%
American Airlines Inc., New Term Loan	3.250%	6/27/20	519,646	517,657
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	1,300,000	1,173,250
Hertz Corp., Term Loan B2	3.000%	3/11/18	1,047,600	1,043,508
Syncreon Global Finance (U.S.) Inc., Term Loan B	5.250%	10/28/20	1,900,629	1,575,146
U.S. Airways Group Inc., New Term Loan B1	3.500%	5/23/19	548,800	548,800
United Airlines Inc., New Term Loan B	3.250%	4/1/19	232,800	232,315
XPO Logistics Inc., Term Loan	5.500%	11/1/21	1,137,150	1,143,546
Total Transportation				6,234,222
Total Senior Loans (Cost — $146,995,177)				134,182,743

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 13.1%
Consumer Discretionary — 1.2%
Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	$387,000	$394,740	(g)
Household Durables — 0.1%
PulteGroup Inc., Senior Notes	4.250%	3/1/21	10,000	10,200
PulteGroup Inc., Senior Notes	5.500%	3/1/26	150,000	155,063
Total Household Durables				165,263
Media — 0.7%
CCO Safari II LLC, Senior Secured Notes	3.579%	7/23/20	360,000	368,148	(g)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	196,650
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	200,000	194,900	(g)
Total Media				759,698
Total Consumer Discretionary				1,319,701
Consumer Staples — 0.3%
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	420,000	321,825
Energy — 3.3%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	4.700%	3/15/21	320,000	223,718
FTS International Inc., Senior Secured Notes	8.134%	6/15/20	200,000	134,964	(g)(h)
Total Energy Equipment & Services				358,682
Oil, Gas & Consumable Fuels — 3.0%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	340,000	268,600
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	230,000	173,650
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	490,000	373,625	(g)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	120,000	27,000	*(c)(d)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	320,000	238,400
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	140,000	104,300
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	150,000	111,375
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	670,000	365,150
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,740,000	1,557,300	(g)
Total Oil, Gas & Consumable Fuels				3,219,400
Total Energy				3,578,082
Financials — 1.6%
Consumer Finance — 0.7%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	90,000	89,775

See Notes to Financial Statements.

10	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
Navient Corp., Senior Notes	5.000%	10/26/20	$470,000	$427,700
Navient Corp., Senior Notes	6.125%	3/25/24	200,000	173,000
Total Consumer Finance				690,475
Real Estate Investment Trusts (REITs) — 0.3%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	360,000	351,000	(g)
Real Estate Management & Development — 0.2%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	230,000	227,700	(g)
Thrifts & Mortgage Finance — 0.4%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	420,000	409,500	(g)
Total Financials				1,678,675
Health Care — 1.9%
Health Care Equipment & Supplies — 0.3%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	310,000	275,900	(g)
Health Care Providers & Services — 1.4%
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	150,000	153,188	(g)
HCA Inc., Senior Bonds	5.375%	2/1/25	190,000	192,316
HCA Inc., Senior Notes	5.875%	2/15/26	60,000	61,950
HCA Inc., Senior Secured Notes	5.875%	3/15/22	110,000	119,350
HCA Inc., Senior Secured Notes	5.250%	4/15/25	110,000	113,575
HCA Inc., Senior Secured Notes	5.250%	6/15/26	190,000	195,225
Tenet Healthcare Corp., Senior Secured Notes	4.134%	6/15/20	410,000	408,975	(g)(h)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	270,000	251,100
Total Health Care Providers & Services				1,495,679
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	280,000	220,850	(g)
Total Health Care				1,992,429
Industrials — 1.0%
Commercial Services & Supplies — 0.5%
United Rentals North America Inc., Senior Notes	4.625%	7/15/23	570,000	568,575
Marine — 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	230,000	153,525	(g)
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	350,000	351,750	(g)
Total Industrials				1,073,850

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Materials — 0.1%
Chemicals — 0.1%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	$113,000	$112,435
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 1.7%
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000	640,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	680,000	702,100	(g)
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	200,000	206,250
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	200,000	205,750	(g)
Total Diversified Telecommunication Services				1,754,100
Wireless Telecommunication Services — 1.8%
SoftBank Group Corp., Senior Notes	4.500%	4/15/20	550,000	558,937	(g)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,000,000	800,000
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	30,000	26,850
Sprint Corp., Senior Notes	7.250%	9/15/21	650,000	499,688
Sprint Corp., Senior Notes	7.875%	9/15/23	100,000	76,979
Total Wireless Telecommunication Services				1,962,454
Total Telecommunication Services				3,716,554
Utilities — 0.2%
Independent Power and Renewable Electricity Producers — 0.2%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	272,802	264,959
Total Corporate Bonds & Notes (Cost — $14,835,995)				14,058,510

			Shares
Common Stocks — 1.2%
Consumer Discretionary — 0.7%
Automobiles — 0.1%
Dayco Products LLC			4,912	147,360
Household Durables — 0.6%
EveryWare Global Inc.			84,519	623,328	*
Total Consumer Discretionary				770,688
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
SemGroup Corp., Class A Shares			24,938	558,611
Total Common Stocks (Cost — $2,803,546)				1,329,299
Total Investments before Short-Term Investments (Cost — $164,634,718)				149,570,552

See Notes to Financial Statements.

12	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Shares	Value
Short-Term Investments — 4.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $4,366,003)	0.225%	4,366,003	$4,366,003
Total Investments — 143.4% (Cost — $169,000,721#)			153,936,555
Liabilities in Excess of Other Assets — (43.4)%			(46,600,178)
Total Net Assets — 100.0%			$107,336,377

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	Illiquid security.

(d)	The coupon payment on these securities is currently in default as of March 31, 2016.

(e)	All or a portion of this loan is unfunded as of March 31, 2016. The interest rate for fully unfunded term loans is to be determined.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
DIP	— Debtor-in-Possession
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

March 31, 2016

Assets:
Investments, at value (Cost — $169,000,721)	$153,936,555
Cash	968,985
Receivable for securities sold	3,182,469
Interest receivable	1,219,225
Prepaid expenses	17,499
Total Assets	159,324,733

Liabilities:
Loan payable (Note 5)	48,500,000
Payable for securities purchased	3,288,975
Investment management fee payable	98,270
Interest payable	50,036
Directors’ fees payable	846
Accrued expenses	50,229
Total Liabilities	51,988,356
Total Net Assets Applicable to Common Shareholders	$107,336,377

Net Assets Applicable to Common Shareholders:
Common Stock par value ($0.001 par value; 9,935,917 shares issued and outstanding; 150,000,000 common shares authorized)	$9,936
Paid-in capital in excess of par value	144,982,076
Undistributed net investment income	1,522,196
Accumulated net realized loss on investments	(24,113,665)
Net unrealized depreciation on investments	(15,064,166)
Total Net Assets Applicable to Common Shareholders	$107,336,377

Common Shares Outstanding	9,935,917

Net Asset Value Per Common Share	$10.80

See Notes to Financial Statements.

14	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2016

Investment Income:
Interest	$4,743,507
Dividends	22,444
Total Investment Income	4,765,951

Expenses:
Investment management fee (Note 2)	653,947
Interest expense (Note 5)	346,258
Excise tax (Note 1)	76,365
Legal fees	72,973
Audit and tax fees	41,402
Transfer agent fees	21,800
Rating agency fees	16,294
Shareholder reports	15,298
Directors’ fees	13,659
Auction agent fees	13,175
Stock exchange listing fees	10,625
Commitment fees (Note 5)	10,510
Fund accounting fees	6,122
Custody fees	3,969
Insurance	1,405
Auction participation fees (Note 7)	128
Miscellaneous expenses	7,449
Total Expenses	1,311,379
Less: Fee waivers and/or expense reimbursements (Note 2)	(40,872)
Net Expenses	1,270,507
Net Investment Income	3,495,444

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(3,316,672)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(5,044,658)
Net Loss on Investments	(8,361,330)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(394)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(4,866,280)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended March 31, 2016 (unaudited) and the Year Ended September 30, 2015	2016	2015

Operations:
Net investment income	$3,495,444	$7,916,309
Net realized loss	(3,316,672)	(1,501,475)
Change in net unrealized appreciation (depreciation)	(5,044,658)	(10,161,628)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(394)	(35,898)
Decrease in Net Assets Applicable to Common Shareholders From Operations	(4,866,280)	(3,782,692)

Distributions to Common Shareholders From (Note 1):
Net investment income	(4,322,124)	(8,644,248)
Decrease in Net Assets From Distributions to Common Shareholders	(4,322,124)	(8,644,248)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Stock (Note 7)	—	3,412,500
Increase in Net Assets From Fund Share Transactions	—	3,412,500
Decrease in Net Assets Applicable to Common Shareholders	(9,188,404)	(9,014,440)

Net Assets Applicable to Common Shareholders:
Beginning of period	116,524,781	125,539,221
End of period*	$107,336,377	$116,524,781
*Includesundistributed net investment income of:	$1,522,196	$2,349,270

See Notes to Financial Statements.

16	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(4,865,886)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(22,850,917)
Sales of portfolio securities	33,857,533
Net purchases, sales and maturities of short-term investments	1,477,997
Net amortization of premium (accretion of discount)	(507,213)
Increase in receivable for securities sold	(892,715)
Decrease in interest receivable	114,177
Decrease in prepaid expenses	20,249
Decrease in payable for securities purchased	(1,273,813)
Decrease in investment management fee payable	(9,836)
Decrease in Directors’ fees payable	(2,581)
Increase in interest payable	7,693
Decrease in accrued expenses	(93,967)
Net realized loss on investments	3,316,672
Change in net unrealized appreciation (depreciation) of investments	5,044,658
Net Cash Provided by Operating Activities*	13,342,051

Cash Flows from Financing Activities:
Distributions paid on common stock	(4,322,124)
Repurchase of Auction Rate Cumulative Preferred Stock	(875,000)
Decrease in loan payable	(7,500,000)
Distributions paid on Auction Rate Cumulative Preferred Stock	(575)
Net Cash Used in Financing Activities	(12,697,699)
Net Increase in Cash	644,352
Cash at Beginning of Period	324,633
Cash at End of Period	$968,985

*	Included in operating expenses is cash of $345,628 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	17

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2016[1,2]	2015[1]	2014[1]	2013[1]	2012	2011

Net asset value, beginning of period	$11.73	$12.63	$12.87	$12.79	$11.72	$11.97

Income (loss) from operations:
Net investment income	0.35	0.80	0.78	0.77	0.85	0.80
Net realized and unrealized gain (loss)	(0.84)	(1.17)	(0.15)	0.19	1.02	(0.37)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.00) [3]	(0.00) [3]	(0.00) [3]	(0.01)	(0.01)	(0.01)
Total income (loss) from operations	(0.49)	(0.37)	0.63	0.95	1.86	0.42

Less distributions to common shareholders from:
Net investment income	(0.44) [4]	(0.87)	(0.87)	(0.87)	(0.79)	(0.67)
Total distributions to common shareholders	(0.44)	(0.87)	(0.87)	(0.87)	(0.79)	(0.67)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	0.34	—	—	—	—

Net asset value, end of period	$10.80	$11.73	$12.63	$12.87	$12.79	$11.72

Market price, end of period	$9.76	$10.28	$11.55	$12.35	$13.41	$10.69
Total return, based on NAV[5,6]	(4.22)%	(0.27)%[7]	4.97%	7.61%	16.46%	3.54%
Total return, based on Market Price[8]	(0.69)%	(3.74)%	0.52%	(1.46)%	34.03%	1.48%

Net assets applicable to common shareholders, end of period (millions)	$107	$117	$126	$128	$127	$116

Ratios to average net assets:[9]
Gross expenses	2.39%[10]	1.95%	1.92%	1.93%	1.88%	1.92%
Net expenses	2.31 [10,11]	1.88 [11]	1.84 [11]	1.86 [11]	1.88	1.92
Net investment income	6.36 [10]	6.50	6.04	5.96	6.86	6.39

Portfolio turnover rate	15%	45%	63%	121%	68%	98%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	—	$875	$35,000	$35,000	$35,000	$35,000
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock	—	305%[12]	292%[12,13]	295%[12,13]	294%[12,13]	277%[12,13]
Asset Coverage, Per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock	—	$76,220 [12]	$72,916 [12]	$73,812 [12]	$73,426 [12]	$69,374 [12]
Loan Outstanding, End of Period (000s)	$48,500	$56,000	$30,500	$30,500	$30,500	$30,500
Asset Coverage Ratio for Loan Outstanding[14]	321%	310%	626%	634%	631%	596%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[14]	$3,213	$3,096	$6,264 [13]	$6,341 [13]	$6,307 [13]	$5,959 [13]
Weighted Average Loan (000s)	$53,079	$34,730	$30,500	$30,500	$30,500	$28,336
Weighted Average Interest Rate on Loan	1.30%	1.18%	1.07%	1.14%	1.18%	1.31%

See Notes to Financial Statements.

18	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2016 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Stock at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

[13]	Added to conform to current period presentation.

[14]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (effective April 1, 2016, Western Asset Corporate Loan Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

20	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Senior Loans:
Basic Industry	—	$3,212,422	$1,179,424	$4,391,846
Capital Goods	—	7,860,457	2,638,586	10,499,043
Consumer Cyclical	—	30,391,835	1,236,442	31,628,277
Consumer Non-Cyclical	—	26,181,862	7,211,704	33,393,566
Electric	—	3,753,717	5,550,744	9,304,461
Energy	—	3,563,510	1,130,244	4,693,754
Financial Other	—	1,610,536	401,600	2,012,136
Industrial Other	—	7,050,676	3,751,199	10,801,875
Technology	—	7,715,769	491,809	8,207,578
Other Senior Loans	—	19,250,207	—	19,250,207
Corporate Bonds & Notes	—	14,058,510	—	14,058,510
Common Stocks:
Consumer Discretionary	—	—	770,688	770,688
Energy	$558,611	—	—	558,611
Total Long-Term Investments	$558,611	$124,649,501	$24,362,440	$149,570,552
Short-Term Investments†	4,366,003	—	—	4,366,003
Total Investments	$4,924,614	$124,649,501	$24,362,440	$153,936,555

†	See Schedule of Investments for additional detailed categorizations.

22	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans
Investments in Securities	Basic Industry	Capital Goods	Communications	Consumer- Cyclical	Consumer Non- Cyclical	Electric	Energy
Balance as of September 30, 2015	$2,556,305	$1,216,453	$305,551	$1,256,914	$5,984,771	$5,828,775	$1,715,600
Accrued premiums/discounts	8,220	722	100	6,530	6,577	2,827	1,147
Realized gain (loss)[1]	(191,861)	584	355	(170,247)	(20,506)	189	(202,856)
Change in unrealized appreciation (depreciation)[2]	(449,020)	(37,117)	1,458	27,396	(61,558)	(622,901)	(255,661)
Purchases	—	—	—	295,500	1,130,800	—	608,700
Sales	(744,220)	(72,807)	(79,770)	(295,916)	(506,063)	(611,882)	(632,192)
Transfers into Level 3[3]	—	1,530,751	—	477,675	3,166,360	1,764,108	137,700
Transfers out of Level 3[4]	—	—	(227,694)	(361,410)	(2,488,677)	(810,372)	(242,194)
Balance as of March 31, 2016	$1,179,424	$2,638,586	—	$1,236,442	$7,211,704	$5,550,744	$1,130,244
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2016[2]	$(518,025)	$(37,117)	—	$(5,678)	$(44,973)	$(502,729)	$(155,541)

	Senior Loans				Common Stocks
Investments in Securities (cont’d)	Financial Other	Industrial Other	Technology	Transportation	Consumer Discretionary	Total
Balance as of September 30, 2015	—	$1,460,899	—	$1,555,400	$871,404	$22,752,072
Accrued premiums/discounts	—	732	—	160	—	27,015
Realized gain (loss)[1]	—	20	—	(13,920)	—	(598,242)
Change in unrealized appreciation (depreciation)[2]	—	(127,135)	—	(1,640)	(100,716)	(1,626,894)
Purchases	—	730,017	—	—	—	2,765,017
Sales	—	(7,618)	—	(1,540,000)	—	(4,490,468)
Transfers into Level 3[3]	$401,600	1,899,373	$491,809	—	—	9,869,376
Transfers out of Level 3[4]	—	(205,089)	—	—	—	(4,335,436)
Balance as of March 31, 2016	$401,600	$3,751,199	$491,809	—	$770,688	$24,362,440
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2016[2]	—	$(120,378)	—	—	$(100,716)	$(1,485,157)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of

24	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $76,365 of Federal excise taxes attributable to calendar year 2015 in March 2016.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and is responsible for the day-to-day management of the Fund’s portfolio. In addition, LMPFA provides certain administrative and oversight services. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Prior to December 1, 2012, Citigroup Alternative Investments, LLC (“CAI”) was the Fund’s subadviser. Effective December 1, 2012, LMPFA assumed responsibility for the day-to-day management of the Fund’s portfolio, in addition to its duties as investment manager. CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

Effective December 1, 2012, upon assumption of responsibility for the day-to-day management of the Fund’s portfolio, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2016.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended March 31, 2016, fees waived and/or expenses reimbursed amounted to $40,872.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

26	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

3. Investments

During the six months ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$22,850,917
Sales	33,857,533

At March 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,403,379
Gross unrealized depreciation	(16,467,545)
Net unrealized depreciation	$(15,064,166)

4. Derivative instruments and hedging activities

During the six months ended March 31, 2016, the Fund did not invest in derivative instruments.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company, which allows the Fund to borrow up to an aggregate amount of $65,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $65,000,000. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratio in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended March 31, 2016 was $346,258. For the six months ended March 31, 2016, the Fund incurred commitment fees of $10,510. For the six months ended March 31, 2016, the Fund had an average daily loan balance outstanding of $53,079,235 and the weighted average interest rate was 1.30%. At March 31, 2016, the Fund had $48,500,000 of borrowings outstanding per this credit agreement.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

6. Distributions to common shareholders subsequent to March 31, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/22/16	4/29/16	$0.0725
5/20/16	5/27/16	$0.0725
6/17/16	6/24/16	$0.0725
7/22/16	7/29/16	$0.0725
8/19/16	8/26/16	$0.0725

7. Auction rate cumulative preferred stock

During a portion of the six months ended March 31, 2016, the Fund had 14 outstanding shares of Series A and 21 outstanding shares of Series B ARCPS. As described below, all of the Fund’s outstanding ARCPS were redeemed by the Fund during the six months ended March 31, 2016. The ARCPS’ dividends were cumulative at a rate determined at an auction and the dividend period would typically be 28 days. The dividend rate could not exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorized an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may have paid higher maximum rates if the rating of the Fund’s ARCPS was lowered by the rating agencies.

The dividend rates ranged from 0.121% to 0.212% during the six months ended March 31, 2016.

The ARCPS were redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which was the sum of $25,000 per share plus accumulated and unpaid dividends. ARCPS were otherwise not redeemable by holders of the shares.

The Fund was required to maintain certain asset coverages with respect to the ARCPS. If the Fund failed to maintain these asset coverages and did not cure any such failure within the required time period, the Fund was required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acted as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent would pay to each broker/dealer, from monies the Fund provided, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer placed at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed

28	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

auction. For the six months ended March 31, 2016, CGM earned $128 as a participating broker/dealer.

On May 18, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding Series A and Series B ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through June 23, 2015, the expiration date of the tender offer.

On June 29, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 686 Series A ARCPS and 679 Series B ARCPS, which represented 98.00% of outstanding Series A ARCPS and 97.00% of outstanding Series B ARCPS. In aggregate, the Fund accepted for payment 1,365 ARCPS, which represented 97.50% of its outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 12, 2015, the Board of Directors (the “Board”) approved the redemption of the remaining Series A ARCPS and Series B ARCPS, at the liquidation preference of $25,000 per share, plus any accumulated but unpaid dividends, on December 24, 2015 and December 31, 2015, respectively.

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended March 31, 2016, the Fund did not repurchase any shares pursuant to the stock repurchase program.

9. Capital loss carryforward

As of September 30, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(5,556,328)
9/30/2018	(12,566,104)
$(18,122,432)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $2,087,121, which have no expiration date, must be used first to offset any such gains.

Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

10. Subsequent event

Effective April 1, 2016, pursuant to a new subadvisory agreement, Western Asset Management Company (“Western”) began serving as subadviser for the Fund, providing day-to-day management services. Western is a wholly-owned subsidiary of Legg Mason. The Fund’s current investment manager, LMPFA, continues to provide administrative and certain oversight services. The individuals providing portfolio management services have not changed and will continue to manage and execute the Fund’s investment program, which remains unchanged. The management fee paid by the Fund for investment management services will also remain unchanged. In addition, effective April 1, 2016, the Fund changed its name from LMP Corporate Loan Fund Inc. to Western Asset Corporate Loan Fund Inc.

30	Western Asset Corporate Loan Fund Inc. 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Corporate Loan Fund Inc. (formerly, LMP Corporate Loan Fund Inc.) (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2015, the Board, including the Independent Directors, considered and approved the continuation of the Management Agreement for an additional one-year term. To assist in its consideration of the renewal of the Management Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager, as well as the management arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager to the Board at the Contract Renewal Meeting in connection with its evaluation of the Management Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Manager and others to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, or, in the case of investment advisory services, to be rendered by the Manager, each such function being encompassed by the Management Agreement.

Board approval of management agreement

In its deliberations regarding renewal of the Management Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-

Western Asset Corporate Loan Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and its affiliates and the financial resources available to the corporate parent of the Manager, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager, prior to December 1, 2012, did not provide day-to-day portfolio management services to the Fund but rather delegated such responsibilities to Citigroup Alternative Investments LLC (“CAI”), an indirect wholly owned subsidiary of Citigroup, Inc. (“Citigroup”) pursuant to a separate sub-advisory agreement (the “CAI Sub-Advisory Agreement”) with the Manager. The CAI Sub-Advisory Agreement expired on November 30, 2012.

The Manager, acting pursuant to its discretionary authority under the Management Agreement, assumed responsibility for day-to-day management of the Fund’s investment portfolio on December 1, 2012 (the “Manager Assumption Date”). The Manager implemented a Management Fee waiver (the “Management Fee Waiver”) of 0.05% for one year, until November 30, 2014, as a result of the elimination of CAI’s fees under the CAI Sub-Advisory Agreement, which were paid by the Manager. Since its implementation, the Management Fee Waiver has been extended by the Manager each year for an additional one-year period and currently is scheduled to expire on November 30, 2016.

In reaching its determinations regarding continuation of the Management Agreement, the Board considered the present and expected responsibilities of the Manager under the Management Agreement, including the Manager’s coordination and oversight of the services provided to the Fund by others. The Board also took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager, as well as the resources available to the Manager.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to

32	Western Asset Corporate Loan Fund Inc.

determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged closed-end loan participation funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of at least twenty-two funds, including the Fund, for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2015. The Board noted that it had received and discussed with the Manager information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2015 was ranked in the first quintile of the funds in the Performance Universe for that period. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was ranked in the third quintile of the funds in the Performance Universe for the 3-year period ended June 30, 2015 and was ranked in the second quintile of the funds in the Performance Universe for each of the 5- and 10-year periods ended such date. The Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2015 was better than the Performance Universe median. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for the 1-, 3- and 5-year periods ended June 30, 2015. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2015. The Board noted that the current portfolio management team assumed responsibility for management of the Fund’s investment portfolio from CAI only on the Manager Assumption Date. The Board did not give significant weight to the Lipper Performance Information or other performance information presented at the Contract Renewal Meeting for the 3-, 5- and 10-year periods ended June 30, 2015 since the results were largely achieved by CAI.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s

Western Asset Corporate Loan Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eight other leveraged closed-end loan participation funds, as classified by Lipper. The nine funds in the Expense Group had average net common share assets ranging from the Fund’s $128.4 million to $391.5 million.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee was ranked third among the funds in the Expense Group when compared on a contractual basis (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked second among the funds in the Expense Group when compared on a common share assets only basis and was ranked first when compared on the basis of common share and leveraged assets. The Lipper Expense Information also showed that the Fund’s actual total expenses ranked third among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component. The Board noted that the expense component comparisons reflected the impact of the Management Fee Waiver, which currently is scheduled to expire on November 30, 2016. The Board further noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided

34	Western Asset Corporate Loan Fund Inc.

information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent, and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2015 and March 31, 2014. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 1 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board considered that the Management Fee Waiver is scheduled to expire in November 2016 and that the expiration could increase the Manager’s profitability from its relationship with the Fund, but noted that it would have the ability to monitor any future increases in profitability on an annual basis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*   *   *   *   *   *

Western Asset Corporate Loan Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Subsequent approval of new sub-advisory agreement

The Management Agreement permits the Manager to delegate certain of its responsibilities thereunder, including its investment advisory duties, provided that the Manager, in each case, will supervise the activities of the delegee. At an in-person meeting held on February 10 and 11, 2016, the Manager presented a proposal to the Board to delegate certain of its responsibilities under the Management Agreement, including its responsibility for day-to-day management of the Fund’s investment portfolio (the “Western Asset Delegation”) to its affiliate, Western Asset Management Company (“Western Asset”), pursuant to a new sub-advisory agreement between the Manager and Western Asset (the “Western Asset Sub-Advisory Agreement”). The Manager recalled that beginning on the Manager Assumption Date, the Fund was managed by a portfolio team comprised of individuals who were employees of the Manager and also employees of Western Asset. The Manager assured the Board that the same individuals would continue to manage the Fund’s investment portfolio following the proposed Western Asset Delegation although they would do so solely as employees of Western Asset. The Manager also advised the Board that it would continue to provide management and administrative services pursuant to the Management Agreement following the proposed Western Asset Delegation and, as required by the Management Agreement, would be responsible for supervising Western Asset’s investment sub-advisory services pursuant to the Western Asset Sub-Advisory Agreement. The Manager further assured the Board that there would be no diminution in the nature, extent, or quality of investment advisory or other services then being provided to the Fund under the Management Agreement following the Western Asset Delegation. The Board was advised that the Manager, not the Fund, would be responsible for fees payable to Western Asset under the Western Asset Sub-Advisory Agreement and that the Western Asset Delegation consequently would not increase fees payable by the Fund. Based upon the information and assurances provided by the Manager regarding the Western Asset

36	Western Asset Corporate Loan Fund Inc.

Delegation and advice from counsel to the Fund that the Western Asset Delegation was permissible under the 1940 Act and did not require shareholder approval of the Western Asset Sub-Advisory Agreement, the Board approved the Western Asset Sub-Advisory Agreement and it became effective April 1, 2016. In evaluating and approving the Western Asset Sub-Advisory Agreement, the Board took note of the information received, factors considered, and conclusions reached in approving continuance of the Management Agreement at the Contract Renewal Meeting, as well as its knowledge and familiarity gained as members of the Boards of other Legg Mason Closed-end Funds with respect to investment sub-advisory and other services provided by Western Asset.

Western Asset Corporate Loan Fund Inc.	37

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Corporate Loan Fund Inc. was held on January 29, 2016, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares, voting together, Voted for Election	Common Shares and Preferred Shares, voting together, Withheld	Preferred Shares, Voted for Election	Preferred Shares, Withheld
Carol L. Colman	8,575,830	173,817	—	—
Jane Trust	8,564,533	185,114	—	—
Riordan Roett	—	—	29	—

At March 31, 2016, in addition to Carol L. Colman, Jane Trust and Riordan Roett, the other Directors of the Fund were as follows:

Robert D. Agdern

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

38	Western Asset Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by Computershare Inc. (“Computershare”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date

Western Asset Corporate Loan Fund Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to Computershare Inc., 211 Quality Circle, Suite 210 College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

40	Western Asset Corporate Loan Fund Inc.

Western Asset

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Corporate Loan Fund Inc.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

FD01642 5/16 SR16-2766

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Corporate Loan Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2016